UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008

NEXTWAVE WIRELESS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51958	20-5361360
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12670 High Bluff Drive San Diego, California 92130
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:(858) 480-3100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

On October 15, 2008, Cygnus Communications Canada Co. (“Cygnus Canada”), a wholly owned subsidiary of NextWave Wireless Inc. made a voluntary assignment for the general benefit of creditors pursuant to the Bankruptcy and Insolvency Act (Canada) in the Court of Queen's Bench of Alberta. Also on October 15, 2008, the Office of the Superintendent of Bankruptcy appointed Hardie & Kelly as trustee in bankruptcy for the benefit of the creditors of Cygnus Canada. The operations of Cygnus Canada consisted of 15 employees working on research and development from a leased facility in Calgary.

Neither NextWave Wireless Inc. nor its other wholly-owned subsidiaries is included in such proceedings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NextWave Wireless Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2008

NEXTWAVE WIRELESS INC.

By:	/s/ Frank A. Cassou
Frank A. Cassou Executive Vice President-Corporate Development, Chief Legal Counsel and Secretary